Exhibit 13(b)

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, John P. Love, President of USCF ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the semi-annual period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 12, 2018	/s/ John P. Love
John P. Love, President (Principal Executive Officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Stuart P. Crumbaugh, Chief Financial Officer and Treasurer of USCF ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the semi-annual period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 12, 2018	/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh, Chief Financial Officer and Treasurer
(Principal Financial Officer)